[DESCRIPTION]   8-K DATED 4-24-96
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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported)
                                 April 24, 1996



                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                     0-18312         76-0252850
        (State or other jurisdiction      (Commission      (IRS Employer
             of incorporation)            File Number)  Identification No.)


2835 Holmes Road, Houston, Texas                 77051
(Address of principal executive offices)      (Zip Code)


                               (713) 799-5100
            (Registrant's telephone number, including area code)
       ------------------------------------------------------------
       (Former name or former address, if changed since last report)


                                                   Total Number of Pages:  6
                                                                          ---
                                           Exhibit Index Located at Page   5
                                                                          ---
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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

       On April 24, 1996, pursuant to that certain Agreement and Plan of Merger dated as of January 3, 1996 by and among Tuboscope Vetco International Corporation, a Delaware corporation (the "Company"), Grow Acquisition Limited, a Bermuda corporation and wholly owned subsidiary of the Company ("Grow"), and D.O.S. Ltd., a Bermuda corporation ("DOS"), Grow was merged with and into DOS (the "Merger"). Upon consummation of the Merger, each ordinary share of DOS outstanding immediately prior to the consummation of the Merger was converted into (i) the right to immediately receive .4372 share of Company Common Stock and (ii) the right to receive .0273 share of Company Common Stock which will be placed in escrow. The Company has the right, until the 15th business day after the delivery of the DOS audited financial statements for the fiscal year ended March 31, 1996, to make claims against the shares held in escrow.


ITEM 5.   OTHER EVENTS.

       In connection with the Merger, on April 24, 1996 the Company sold to SCF-III, L.P., a Delaware limited partnership ("SCF"), 4,200,000 shares Company Common Stock and warrants to purchase 2,533,000 shares of Company Common Stock at an exercise price of $10 per share expiring on December 31, 1996, for an aggregate purchase price of $31,000,000 pursuant to that certain Subscription Agreement dated as of January 3, 1996 between the Company and SCF.

       Also in connection with the Merger, on April 24, 1996 Baker Hughes Incorporated ("Baker Hughes") exchanged all of its 100,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company for 1,500,000 shares of Company Common Stock and warrants to purchase 1,250,000 shares of Tuboscope Common Stock at an exercise price of $10 per share expiring on December 31, 1996, pursuant to that certain Exchange Agreement dated as of January 3, 1996 between the Company and Baker Hughes.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Financial Statements of D.O.S. Ltd. (Business Acquired).

            The financial statements of DOS are incorporated by reference to the DOS financial statements included in the Company's Registration Statement on Form S-4 filed on March 22, 1996 (File No. 333-01869).

       (b) Pro Forma Financial Information.

                                       2
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            Incorporated by reference to the section entitled "Unaudited Pro
       Forma Condensed Combined Financial Statements" in the Company's Registration Statement on Form S-4 filed on March 22, 1996 (File No. 333-01869).

       (c)  Exhibits.

       2.1 Agreement and Plan of Merger dated as of January 3, 1996, by and among Tuboscope Vetco International Corporation, Grow Acquisition Limited and D.O.S. Ltd. (incorporated by reference from the Company's Current Report on Form 8-K filed on January 16, 1996).

       10.1 Subscription Agreement dated as of January 3, 1996, by and between Tuboscope Vetco International Corporation and SCF-III, L.P. (incorporated by reference from the Company's Current Report on Form 8-K filed on January 16, 1996).

       10.2 Exchange Agreement dated as of January 3, 1996, by and between Tuboscope Vetco International Corporation and Baker Hughes Incorporated (incorporated by reference from the Company's Annual Report on Form

            10-K for the fiscal year ended December 31, 1995).

       23.1 Consent of KPMG Peat Marwick LLP.

                                       3
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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      TUBOSCOPE VETCO INTERNATIONAL CORPORATION



Date: May 3, 1996     By:  /s/       JOSEPH C. WINKLER
                           ---------------------------
                           Joseph C. Winkler
                           Executive Vice President, Chief Financial Officer and
                           Treasurer

                                       4
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                           EXHIBIT INDEX TO FORM 8-K


Exhibit      Description                                             Sequentially
No.                                                                 Numbered Page
2.1          Agreement and Plan of Merger dated as of January 3,          --
             1996, by and among Tuboscope Vetco International
             Corporation, Grow Acquisition Limited and D.O.S.
             Ltd. (incorporated by reference from the Company's
             Current Report on Form 8-K filed on January 16,
             1996).

10.1         Subscription Agreement dated as of January 3, 1996,          --
             by and between Tuboscope Vetco International
             Corporation and SCF-III, L.P. (incorporated by
             reference from the Company's Current Report on
             Form 8-K filed on January 16, 1996).

10.2         Exchange Agreement dated as of January 3, 1996, by           --
             and between Tuboscope Vetco International
             Corporation and Baker Hughes Incorporated
             (incorporated by reference from the Company's
             Annual Report on Form 10-K for the fiscal year ended
             December 31, 1995).

23.1         Consent of KPMG Peat Marwick LLP.                             6

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